SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                May 17, 1999
              -----------------------------------------------
              Date of Report (Date of Earliest Event Reported)

                 Starwood Hotels & Resorts Worldwide, Inc.
   ---------------------------------------------------------------------
  (Exact Name of Registrant as Specified in its Organizational Documents)

          Maryland                      1-7959            52-1193298
 ---------------------------          -----------      ------------------
(State or Other Jurisdiction         (Commission        (IRS Employer
    of Incorporation)                File Number)     Identification No.

                           777 Westchester Avenue
                        White Plains, New York 10604
            ---------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                               (914) 640-8100
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
        -----------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

                         Starwood Hotels & Resorts
                    ----------------------------------
                    Registrant as Specified in Charter)

         Maryland                      1-6828             52-0901263
 --------------------------         -----------       ------------------
(State or Other Jurisdicton         (Commission        (IRS Employer
      of Incorporation)             File Number)      Identification No.)


                           777 Westchester Avenue
                        White Plains, New York 10604
           -----------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                               (914) 640-8100
             --------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
        ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


 ITEM 5.  OTHER EVENTS.

      On May 17, 1999, Starwood Hotels & Resorts Worldwide, Inc., Sheraton Desert Inn Corporation and Sheraton Gaming Corporation (collectively, "Seller") and Sun International Hotels Limited and Sun International Nevada, Inc. ("Purchaser"), entered into an Asset and Land Purchase Agreement (the "Purchase Agreement") for the sale by Seller of (a) substantially all of the assets of Sheraton Desert Inn Corporation and (b) all issued and outstanding shares of common stock of Desert Inn Improvement Co. to Purchaser for approximately $275 million in cash. The Purchase Agreement is included as Exhibit 99.1 hereto and is incorporated by reference herein. The joint press release announcing that the Purchase Agreement was entered into is included as Exhibit 99.2 hereto and is incorporated by reference herein.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
 EXHIBITS.


      (a)  Financial statements of business acquired:

           Not applicable


      (b)  Pro forma financial statements:

           Not applicable


      (c)  Exhibits.

      99.1 Asset and Land Purchase Agreement between Sheraton Desert Inn Corporation, Starwood Hotels & Resorts Worldwide, Inc., Sheraton Gaming Corporation, Sun International Hotels Limited and Sun International Nevada, Inc., dated as of May 17, 1999.

      99.2 Joint Press Release of Sun International Hotels Limited and Starwood Hotels & Resorts Worldwide, Inc. issued May 18, 1999.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  May 28, 1999
                          STARWOOD HOTELS & RESORTS
                          WORLDWIDE, INC.

                          By: /s/ Thomas C. Janson, Jr.        .
                             -----------------------------------------
                             Thomas C. Janson, Jr.
                             Executive Vice President, General Counsel
                             and Secretary


                          STARWOOD HOTELS AND RESORTS

                          By: /s/ Thomas C. Janson, Jr.
                             -----------------------------------------
                             Thomas C. Janson, Jr.
                             Vice President, General Counsel
                             and Assistant Secretary




                               Exhibit Index

 Exhibit   Description

 99.1 Asset and Land Purchase Agreement between Sheraton Desert Inn Corporation, Starwood Hotels & Resorts Worldwide, Inc., Sheraton Gaming Corporation, Sun International Hotels Limited and Sun International Nevada, Inc., dated as of May 17, 1999.

 99.2 Joint Press Release of Sun International Hotels Limited and Starwood Hotels & Resorts Worldwide, Inc. issued May 18, 1999.